Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this "Amendment") is made as of June__, 2013 ("Effective Date") between UNIQUE FABRICATING INCORPORATED, a Delaware corporation (the "Borrower"), and RBS CITIZENS, N.A. a national banking association (the "Bank").

PRELIMINARY STATEMENT

WHEREAS, Borrower and Bank entered into a Loan and Security Agreement dated March 18, 2013 (the "Credit Agreement") providing terms and conditions governing Borrower's obligation with respect to the Obligations (as defined therein) including, without limitation, the Revolving Loans and Term Loan (each as defined therein);

Borrower has requested an amendment to the Credit Agreement and Borrower and Bank have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

Accordingly, Borrower and Bank agree as follows:

1.        Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings give them in the Credit Agreement.

2.        Amendments. Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.9        Capital Expenditures. Borrower shall not, and shall not permit its Subsidiaries to, make any Capital Expenditures if, as a result thereof, the Capital Expenditures of the Borrower and its Subsidiaries in the aggregate would, as a result thereof, exceed $1,300,000 for the fiscal year 2013 and $1,000,000 for any fiscal year thereafter. In the event that the Borrower or any of its Subsidiaries has entered or hereafter enters into a capital lease with respect to fixed assets, for purposes of calculating Capital Expenditures under this Section 7.9, the lesser of (a) the aggregate amount of the present value of all minimum payments (excluding executory costs) due for the entire term of such capital lease, or (b) the cost of such fixed asset at the inception of such capital lease shall be considered expended in full on the date that the Borrower or such Subsidiary enters into such capital lease.

3.        Representations and Warranties. Borrower represents, warrants, and agrees that:

   a.        Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each other Loan Document remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

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     b.        When executed, this Amendment will be a duly authorized, legal, valid, and binding obligation of Borrower enforceable in accordance with its terms and Borrower reaffirms that all resolutions, articles of incorporation and bylaws previously delivered to Bank remain in full force and effect and may continue to be relied upon by Bank. The Credit Agreement, as amended by this Amendment, is ratified and confirmed and shall remain in full force and effect.

     c.        There is no Default or Event of Default existing and continuing under the Credit Agreement.

4.        Conditions. This Amendment will not be effective until Bank shall have received each of the following, in form and substance satisfactory to Bank an executed copy of this Amendment and an executed copy of the Acknowledgement and Consent of the guarantors in the form of Exhibit A attached hereto.

5.        No Other Changes. Except as specifically provided in this Amendment, this Amendment does not amend, modify or constitute a waiver or forgiveness of any provision of the Credit Agreement or Loan Documents and shall not impair the rights, remedies, and security given in and by the Loan Documents.

6.        Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

7.        Other Modification. This Amendment may be altered or modified only by written instrument duly executed by Borrower and Bank. In executing this Amendment, Borrower is not relying on any promise or commitment of Bank that is not in writing signed by Bank.

8.        Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to principles of conflicts of law.

9.        Ratification. Except for the modifications under this Agreement, the parties ratify and confirm the Credit Agreement and the other Loan Documents and agree that they remain in full force and effect.

10.       Confirmation of Borrower Charter Documents. Borrower confirms and certifies to the Bank that the copy of the Articles of Incorporation and bylaws of the Borrower originally delivered in conjunction with the execution and delivery of the Credit Agreement (i) were true, complete and accurate copies of such documents; (ii) remain in full force and effect; (iii) have not been amended, repealed or rescinded in any respect; and (iv) may continue to be relied upon by Bank until and unless written notice to the contrary is delivered to Bank

12.       Expenses. Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Bank incurred in connection with the preparation, execution, and delivery of this Amendment and the other documents contemplated by this Amendment, including but not limited to and attorneys' fees and costs.

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This First Amendment to Credit Agreement is executed and delivered as of the date first entered above.

UNIQUE FABRICATING
INCORPORATED

By:

Its:

RBS CITIZENS,N.A.

By:
Michael Farley
Its:	Vice President

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EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT OF GUARANTOR

The undersigned have guaranteed the payment and performance of all the obligations by UNIQUE FABRICATING INCORPORATED, as Borrower from RBS CITIZENS, N.A. ("Bank"), pursuant to Guaranty Agreements dated March 18, 2013. The undersigned each hereby (a) acknowledge and consent to the execution, delivery and performance of that certain First Amendment to Credit Agreement between Borrower and Bank as of even date herewith and (b) agree and confirm that that their respective guaranties remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Acknowledgement and Consent as of June__, 2013.

GUARANTORS:

UNIQUE FABRICATING SOUTH, INC.

By:

Its:

UNIQUE FABRICATING REALTY, LLC

By:

Its:

UFI ACQUISITION, INC.

By:

Its:

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